SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: April 8, 2002

Science Applications International Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-12771	95-3630868

(Commission File Number)	(I.R.S. Employer Identification No.)

10260 Campus Point Drive, San Diego, CA 92121
(Address of Principal Executive Offices) (Zip Code)

(858) 826-6000
(Registrant’s Telephone Number, Including Area Code)

Item 5. Other Events and Regulation FD Disclosure.
Item 7. Financial Statements and Exhibits
SIGNATURE
EXHIBIT 99.1

FORM 8-K

Item 5. Other Events and Regulation FD Disclosure.

         In a news release dated April 8, 2002, Science Applications International Corporation (“the Company”) reported revenues and net income for the fiscal year and quarter ended January 31, 2002. The news release is attached as Exhibit 99.1.

Item 7. Financial Statements and Exhibits

Exhibit 99.1 News release dated April 8, 2002 is attached.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant)	SCIENCE APPLICATIONS INTERNATIONAL CORPORATION

Date: April 8, 2002	By	/S/ DOUGLAS E. SCOTT
Douglas E. Scott
	Its:	Senior Vice President and General Counsel